UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

AMEREX GROUP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-13118	20-4898182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Peoria Avenue, Tulsa, OK	74106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 858-1050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 7, 2007, Mr. Stephen K. Onody was appointed as a director of Amerex Group, Inc. Mr. Onody is 54 years old. He has over 30 years of corporate and entrepreneurial leadership. Mr. Onody is founder of MEDdevice Acquisition Corporation. He is a CEO Operating Executive for various investment funds and private merchant banks. Mr. Onody has been a founding partner in Microphage, Scandius Medical, iBalance, Inc and Cascade Medical. Mr. Onody was formerly Chairman of the Board, President and Chief Executive Officer of Colorado MEDtech, Inc., a NASDAQ company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREX GROUP, INC.

By:  /s/ Nicholas J. Malino
Nicholas J. Malino
Chief Executive Officer

Date: November 12, 2007